[VERITAS LOGO]                                                NEWS

VERITAS Software
1600 Plymouth Street
Mountain View, CA 94043
650.335.8000

FOR IMMEDIATE RELEASE


           VERITAS(R) SOFTWARE REPORTS RECORD SECOND QUARTER RESULTS;
                REVENUE UP 77% TO $275.4 MILLION FOR THE QUARTER

                Billion Dollar Revenue Annual Run Rate Surpassed

        MOUNTAIN VIEW, CALIF. - JULY 18, 2000 - VERITAS Software Corporation (Nasdaq: VRTS), the data availability company, today announced record financial results for its second quarter ended June 30, 2000. The Company achieved second quarter revenue of $275.4 million, an increase of 77% over last year's pro forma second quarter revenue of $155.7 million. Pro forma net income, which excludes purchase accounting adjustments, increased to $57.2 million in the second quarter from $29.3 million for the same period prior year, a 95% increase. Diluted pro forma net income per share for the second quarter was $0.13, an 86% increase from $0.07 for the same period last year. VERITAS Software's pro forma operating margin increased to 31% for the second quarter, up over two points from last year's second quarter results.

        The Company's as-reported revenue for the second quarter was $275.4 million, up over 140% compared with $114.6 million for the same period last year. For the second quarter, VERITAS Software reported a net loss of $172.3 million, or $0.43 per share, compared with a net loss of $162.3 million, or $0.59 per share on a diluted basis for the prior year. Included in the current period's net loss is $235.3 million of purchase accounting amortization. Included in the prior period's net loss are one-time charges of $103.1 million for the write-off of in-process research and development, $11.0 million for merger and restructuring and $76.6 million of purchase accounting amortization.

        "VERITAS Software is now operating at an annualized revenue run-rate well in excess of $1 billion, a major milestone for the Company," said Mark Leslie, chairman and CEO of VERITAS Software. "Our continued success this quarter was marked by strong sales growth across all products, geographies and channels. We announced key strategic partnerships with IBM and with Oracle and Sun that expand our reach into new market segments. The quarter also featured a number of technology and product developments in the areas of clustering, data replication and storage area networking that support our extended business vision to focus on data availability software as an opportunity for future growth and investment."

                                     -more-

VERITAS Software Q2'00 Earnings Release
Page 2 of 5

        On a pro forma basis for the six-month period ended June 30, 2000 and 1999, VERITAS Software had revenue of $520.1 million and $290.5 million, respectively, a 79% year-over-year increase. Net income increased to $108.9 million from pro forma net income of $57.1 million in the prior period, a 91% increase. Pro forma diluted net income per share was $0.25, compared with $0.14 for the same period last year, a 79% increase.

        The Company's as-reported revenue for the six-month period ended June 30, 2000 was $520.1 million, compared with $186.6 million for the same period last year. For the six-month period, VERITAS Software reported a net loss of $346.7 million, or $0.87 per share, compared with a net loss of $148.7 million, or $0.61 per share for the same period in the prior year.

        To better facilitate financial reporting, the Company has added an additional financial table to its earnings releases: "Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments. For 1999, the Company's operating results include the results of Seagate Software NSMG and TeleBackup Systems effective at the beginning of the period.

        The Company will host a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time to discuss its results. The replay number for the call is 800-633-8284 or 858-812-6440 (#157-35-993).

        ABOUT VERITAS SOFTWARE: VERITAS Software Corporation (Nasdaq:VRTS) provides essential data availability software solutions that enable customers to protect and access their business-critical data for Business Without Interruption(TM) . The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 335-8000. Fax: (650) 335-8050. Email: vx-sales@veritas.com. WWW site: HTTP://WWW.VERITAS.COM.

                                      ###

FOR FURTHER INFORMATION CONTACT:

Ken Lonchar, Senior Vice President and CFO, VERITAS Software

(650) 526-2501, ken.lonchar@veritas.com

Dave Galiotto, Vice President of Finance/Investor Relations, VERITAS Software

(650) 318-4047, dave.galiotto@veritas.com

Erin Jones, Public Relations Director, VERITAS Software

(805) 783-4528, erin.jones@veritas.com

This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of our products and our ability to manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC.

VERITAS, VERITAS Software, the VERITAS logo, Business Without Interruption and other product names are trademarks or registered trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.

VERITAS Software Q2'00 Earnings Release
Page 3 of 5

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                        THREE MONTHS ENDED              SIX MONTHS ENDED
                                                              JUNE 30,                       JUNE 30,
                                                    -------------------------       -------------------------
                                                       2000            1999            2000            1999
                                                    ---------       ---------       ---------       ---------
NET REVENUE:
  User license fees                                 $ 224,851       $ 132,510       $ 429,167       $ 248,076
  Services                                             50,585          23,228          90,909          42,391
                                                    ---------       ---------       ---------       ---------
     TOTAL NET REVENUE                                275,436         155,738         520,076         290,467
COST OF REVENUE:
  User license fees                                     8,199           5,043          19,977          10,420
  Services                                             20,165           8,737          38,464          16,226
                                                    ---------       ---------       ---------       ---------
     TOTAL COST OF REVENUE                             28,364          13,780          58,441          26,646
                                                    ---------       ---------       ---------       ---------
GROSS PROFIT                                          247,072         141,958         461,635         263,821
OPERATING EXPENSES:
  Selling and marketing                               106,109          60,694         193,692         110,495
  Research and development                             39,205          26,544          74,318          49,428
  General and administrative                           17,595          10,809          32,506          19,476
                                                    ---------       ---------       ---------       ---------
     TOTAL OPERATING EXPENSES                         162,909          98,047         300,516         179,399
                                                    ---------       ---------       ---------       ---------
Income from operations                                 84,163          43,911         161,119          84,422
Interest and other income, net                         12,777           3,332          24,040           7,574
Interest expense                                       (7,525)         (1,409)        (15,048)         (2,847)
                                                    ---------       ---------       ---------       ---------
Income before income taxes                             89,415          45,834         170,111          89,149
Provision for income taxes                             32,189          16,500          61,240          32,094
                                                    ---------       ---------       ---------       ---------
PRO FORMA NET INCOME                                $  57,226       $  29,334       $ 108,871       $  57,055
                                                    =========       =========       =========       =========
PRO FORMA NET INCOME PER SHARE - BASIC              $    0.14       $    0.08       $    0.27       $    0.15
                                                    =========       =========       =========       =========
PRO FORMA NET INCOME PER SHARE - DILUTED            $    0.13       $    0.07       $    0.25       $    0.14
                                                    =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - BASIC          400,787         380,097         397,645         372,334
                                                    =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - DILUTED        437,653         414,254         437,457         403,436
                                                    =========       =========       =========       =========


The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments. For 1999, the Company's operating results include the results of NSMG and TeleBackup assuming the companies had been combined at the beginning of the period.

Purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, restructuring and other merger costs, in-process research and development costs, and related adjustments for income tax provisions.

VERITAS Software Q2'00 Earnings Release
Page 4 of 5

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (Unaudited)


                                                          THREE MONTHS ENDED             SIX MONTHS ENDED
                                                               JUNE 30,                        JUNE 30,
                                                      -------------------------       -------------------------
                                                         2000            1999            2000            1999
                                                      ---------       ---------       ---------       ---------
NET REVENUE:
  User license fees                                   $ 224,851       $  93,296       $ 429,167       $ 149,082
  Services                                               50,585          21,352          90,909          37,470
                                                      ---------       ---------       ---------       ---------
     TOTAL NET REVENUE                                  275,436         114,648         520,076         186,552
COST OF REVENUE:
  User license fees                                       8,199           2,827          19,977           4,782
  Services                                               20,165           8,254          38,464          14,781
  Amortization of developed technology                   15,553           5,006          30,948           5,006
                                                      ---------       ---------       ---------       ---------
     TOTAL COST OF REVENUE                               43,917          16,087          89,389          24,569
                                                      ---------       ---------       ---------       ---------
GROSS PROFIT                                            231,519          98,561         430,687         161,983
OPERATING EXPENSES:
  Selling and marketing                                 106,109          44,572         193,692          71,395
  Research and development                               39,205          20,550          74,318          34,366
  General and administrative                             17,595           7,122          32,506          10,411
  Amortization of goodwill and other intangibles        219,758          71,557         439,517          71,557
  In-Process research and development                        --         103,100              --         103,100
  Acquisition and restructuring costs                        --          11,000              --          11,000
                                                      ---------       ---------       ---------       ---------
     TOTAL OPERATING EXPENSES                           382,667         257,901         740,033         301,829
                                                      ---------       ---------       ---------       ---------
Income (loss) from operations                          (151,148)       (159,340)       (309,346)       (139,846)
Interest and other income, net                           12,777           3,148          24,040           6,179
Interest expense                                         (7,525)         (1,409)        (15,048)         (2,842)
                                                      ---------       ---------       ---------       ---------
Income (loss) before income taxes                      (145,896)       (157,601)       (300,354)       (136,509)
Provision for income taxes                               26,445           4,728          46,370          12,237
                                                      ---------       ---------       ---------       ---------
NET INCOME (LOSS)                                     $(172,341)      $(162,329)      $(346,724)      $(148,746)
                                                      =========       =========       =========       =========
NET INCOME (LOSS) PER SHARE - BASIC                   $   (0.43)      $   (0.59)      $   (0.87)      $   (0.61)
                                                      =========       =========       =========       =========
NET INCOME (LOSS) PER SHARE - DILUTED                 $   (0.43)      $   (0.59)      $   (0.87)      $   (0.61)
                                                      =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - BASIC            400,787         275,467         397,645         245,493
                                                      =========       =========       =========       =========
SHARES USED IN PER SHARE CALCULATION - DILUTED          400,787         275,467         397,645         245,493
                                                      =========       =========       =========       =========

VERITAS Software Q2'00 Earnings Release
Page 5 of 5

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                      JUNE 30,       DECEMBER 31,
                                                        2000            1999
                                                     ----------      ----------
                                                     (UNAUDITED)
                                     ASSETS
CURRENT ASSETS:
  Cash and short-term investments                    $  944,568      $  692,381
  Accounts receivable, net                              138,545         132,180
  Deferred income taxes                                  23,803          23,803
  Other current assets                                   16,024          13,381
                                                     ----------      ----------
     TOTAL CURRENT ASSETS                             1,122,940         861,745
Long-term investments                                    56,138          65,036
Property and equipment                                  106,525          76,958
Goodwill and other intangibles                        2,757,674       3,226,749
Other non-current assets                                 34,267           2,789
                                                     ----------      ----------
     TOTAL ASSETS                                    $4,077,544      $4,233,277
                                                     ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                   $   37,108      $   30,229
  Accrued compensation and benefits                      52,181          35,560
  Accrued acquisition and restructuring costs            19,903          24,202
  Other accrued liabilities                              48,530          47,531
  Income taxes payable                                      322           6,804
  Deferred revenue                                      126,119          86,979
                                                     ----------      ----------
     TOTAL CURRENT LIABILITIES                          284,163         231,305
NON-CURRENT LIABILITIES:
  Convertible subordinated notes                        456,587         451,044
  Deferred income taxes                                 136,834         157,867
                                                     ----------      ----------
     TOTAL NON-CURRENT LIABILITIES                      593,421         608,911
Stockholders' equity                                  3,199,960       3,393,061
                                                     ----------      ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $4,077,544      $4,233,277
                                                     ==========      ==========